UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     November 26, 2008
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.A SUPPLEMENTAL FINANCIAL INFORMATION

ITEM 7.01	REGULATION FD DISCLOSURE
Delphi Corporation (“Delphi” or the “Company”) previously disclosed it is seeking to enter into an accommodation agreement to its existing debtor-in-possession credit facility. On November 24, 2008, Delphi announced that it asked the United States Bankruptcy Court for the Southern District of New York (the “Court”) at the monthly omnibus hearing to defer completing the hearings on Delphi’s GM Arrangement Second Amendment Agreement Approval Motion and Debtor-In Possession (“DIP”) Accommodation Motion until Monday, December 1, 2008, to permit further discussions among Delphi, General Motors Corporation (“GM”) and the administrative agent for the existing DIP financing agreement. Delphi filed both motions with the Court on November 7, 2008. The Company stated that while the original form of the accommodation agreement was acceptable to GM, Delphi agreed with GM to reconsider certain of the subsequent amendments agreed to between Delphi and the Required Lenders subsequent to the November 7, 2008 filing. Delphi stated its intent to engage in discussions with GM and certain of Delphi’s lenders under the existing DIP financing agreement in an attempt to identify acceptable changes to the documents presented to the Court.
Later today Delphi will provide supplemental financial information which has been prepared for the purposes of seeking lenders’ consents to the accommodation agreement. This supplemental financial information will include near-term forecast updates to cash flows and liquidity levels through March 31, 2009. While there can be no assurance that acceptable changes will be agreed among the parties, the Company expects such discussions to be completed before the continued hearing on December 1, 2008.
An exhibit containing the projected liquidity and selected debt levels that will be provided to potential lenders is attached as Exhibit 99(a) hereto. The selected debt levels presented should not be considered in isolation or as a substitute for debt levels presented in accordance with generally accepted accounting principles in the United States of America. For additional information regarding Delphi’s existing debtor-in possession credit facility and the related approvals granted by the Court under chapter 11 of the United States Bankruptcy Code, see Delphi’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2008, June 30, 2008 and September 30, 2008. Additional information regarding Delphi’s filing under the U.S. Bankruptcy Code, including access to Court documents and other general information about the chapter 11 cases, is available online at www.delphidocket.com.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility, its advance agreement with GM, to obtain an extension of term or other amendments as necessary to maintain access to such facility and advance agreement, including the contemplated accommodation agreement, extension of the advance agreement with GM, and partial temporary accelerated payment agreement; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to achieve all of the conditions to the effectiveness of those portions of the Amended and Restated Global Settlement Agreement and Amended and Restated Master Restructuring Agreement with GM which are contingent on Delphi’s emergence from chapter 11; the ability of the Company to obtain Court approval to modify its amended plan of reorganization which was confirmed by the Court on January 25, 2008 as set forth in its filing on October 3, 2008 and to confirm such modified plan or any subsequent modifications to the confirmed plan or any other subsequently confirmed plan of reorganization and to consummate such plan; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan as described in the proposed modifications to its plan of reorganization as filed with the Court and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Annual Report on Form 10-K for the year ended December 31, 2007 filed with the United States Securities and Exchange Commission (the “SEC”), including the risk factors in Part I. Item 1A. Risk Factors, contained therein, and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description

99 (a)	Supplemental Financial Information
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date:	November 26, 2008

By: /s/ JOHN D. SHEEHAN

John D. Sheehan,
Vice President and Chief Financial Officer